UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported)     January3, 2005
                                                         ----------------------


                           ASTRATA GROUP INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


         000-32475                                           84-1408762
  ------------------------                    ---------------------------------
  (Commission File Number)                    (IRS Employer Identification No.)


1801 Century Park East, Suite 1830, Los Angeles, California        90067-2320
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        (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 282-8646
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              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, If Changed Since Last Report)

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         As of January 3, 2005, the registrant increased the number of directors on its Board from three to five. Effective that date, Mr. Anthony J. Harrison, currently the registrant's Chief Executive Officer, and Mr. Martin Euler, its Chief Financial Officer and Secretary, were appointed as directors, concurrently with Mr. Anthony J. A. Bryan, Mr. Paul Barril, and Ms. Stefanie Powers. In conjunction with the appointments, the registrant's current directors, Messrs. Venter, Mackey, and Borthwick, have resigned as directors but will continue to serve the company in their current executive management positions.

         As of the date of this Current Report, no committees of the Board have been formed. Further, none of the appointed directors was a party to a transaction with the registrant that must be disclosed pursuant to Item 404(a) of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 7, 2005                 ASTRATA GROUP INCORPORATED


                                        By: /s/ Anthony J. Harrison
                                            --------------------------------
                                            Anthony J. Harrison
                                            Chief Executive Officer